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                                                                  EXHIBIT 23.01


                     CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 1, 1999 relating to the consolidated financial statements, which appears in Northern States Power Company's Annual Report on Form 10-K for the year ended December 31, 1998.
We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                         /s/ PricewaterhouseCoopers LLP

                                         PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
November 19, 1999